UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 10, 2017 (December 31, 2016)
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Arch Capital Group Ltd. (“ACGL”) is filing amendment No. 1 on Form 8-K/A to amend its current report on Form 8-K dated December 31, 2016 (the “Amendment”), as filed with the Securities and Exchange Commission (the “SEC”) on January 6, 2017 (the “Original Filing”), to file Exhibit 99.1 that was inadvertently omitted.
Except as described above, no other changes have been made to the Original Filing. The Original Filing continues to speak as of the date of the Original Filing. Accordingly, this Amendment should be read in conjunction with the Company’s Original Filing with the SEC.
ITEM 2.01    Completion of Acquisition or Disposition of Assets.
On December 31, 2016, Arch U.S. MI Holdings, Inc., a wholly owned subsidiary of Arch Capital Group Ltd. (“ACGL”), completed ACGL’s previously announced acquisition of all of the outstanding shares of capital stock of United Guaranty Corporation, a North Carolina corporation (“UG Corp”) from American International Group, Inc. (“AIG”). The aggregate purchase price paid by ACGL was approximately $3.26 billion, consisting of cash consideration of approximately $2.16 billion and 1,276,282 shares of ACGL’s convertible non-voting common-equivalent preference shares (the “Convertible Preferred Shares”), with a market value as of December 30, 2016 of approximately $1.1 billion. Additionally, as previously disclosed, AIG received a dividend from UG Corp in an amount equal to $250.0 million prior to the closing date as permitted by the Stock Purchase Agreement (as defined below). The acquisition closed pursuant to a stock purchase agreement (the “Stock Purchase Agreement”) dated August 15, 2016 pursuant to which ACGL agreed to purchase from AIG all of the issued and outstanding shares of UG Corp and AIG United Guaranty (Asia) Limited (“UG Asia”). The related sale of UG Asia is expected to close in 2017, pending additional regulatory approval.
The approvals received by ACGL from Fannie Mae and Freddie Mac (the “GSEs”) with respect to the acquisition are subject to a number of conditions, including the maintenance of a minimum capital level for ACGL’s subsidiaries that are GSE approved entities based on a combination of time and ACGL financial leverage. ACGL’s GSE approved entities are Arch Mortgage Insurance Company, United Guaranty Residential Insurance Company and United Guaranty Mortgage Indemnity Company.
The foregoing description of the acquisition and the Stock Purchase Agreement is a summary, does not purport to be a complete description, and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is incorporated by reference as Exhibit 2.1.
ITEM 7.01    Regulation FD Disclosure.
On January 3, 2017, ACGL issued a press release announcing that it had closed the acquisition of all of the issued and outstanding shares of capital stock of UG Corp. A copy of that press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ITEM 9.01    Financial Statements and Exhibits.
(a)    Historical Financial Statements of UG Corp
The historical audited consolidated financial statements of UG Corp at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 are incorporated herein by reference in Exhibit 99.2.
The historical unaudited condensed consolidated financial statements of UG Corp at September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015 are incorporated herein by reference in Exhibit 99.3.
(b)    Pro Forma Financial Information Preliminary unaudited pro forma condensed combined financial statements of Arch Capital Group Ltd., giving effect to the acquisition of UG Corp, as of September 30, 2016, for the nine months ended September 30, 2016 and for the year ended December 31, 2015, incorporated by reference to “Unaudited Pro Forma Condensed Combined Financial Statements” in our preliminary prospectus supplement filed on November 9, 2016 pursuant to Rule 424(b)(2) to the Company’s Registration Statement on Form S-3 (Registration No. 333-202440), are incorporated herein by reference.

EXHIBIT NO.	DESCRIPTION
2.1*
Stock Purchase Agreement, dated as of August 15, 2016, between Arch Capital Group Ltd. and American International Group, Inc., incorporated herein by reference to Exhibit 2.1 to Arch Capital Group Ltd.’s Current Report on Form 8-K filed on August 16, 2016 (File No. 001-16209).

99.1	Press Release issued by Arch Capital Group Ltd. on January 3, 2017.
99.2*
The historical audited consolidated financial statements of United Guaranty at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, incorporated herein by reference to Exhibit 99.1 to Arch Capital Group Ltd.’s Current Report on Form 8-K filed on September 22, 2016 (File No. 001-16209).

99.3*
The historical unaudited condensed consolidated financial statements of United Guaranty at September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015, incorporated herein by reference to Exhibit 99.1 to Arch Capital Group Ltd.’s Current Report on Form 8-K filed on November 29, 2016 (File No. 001-16209).

99.4*
Preliminary unaudited pro forma condensed combined financial statements of Arch Capital Group Ltd., giving effect to the acquisition of UG Corp, as of September 30, 2016, for the nine months ended September 30, 2016 and for the year ended December 31, 2015, incorporated by reference to “Unaudited Pro Forma Condensed Combined Financial Statements” in our preliminary prospectus supplement filed on December 1, 2016 pursuant to Rule 424(b)(2) to Arch Capital Group Ltd.’s Registration Statement on Form S-3 (Registration No. 333-202440).

*    Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: January 10, 2017	By:	/s/ Mark D. Lyons
		Name:	Mark D. Lyons
		Title:	Chief Financial Officer, Executive Vice President and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
2.1*
Stock Purchase Agreement, dated as of August 15, 2016, between Arch Capital Group Ltd. and American International Group, Inc., incorporated herein by reference to Exhibit 2.1 to Arch Capital Group Ltd.’s Current Report on Form 8-K filed on August 16, 2016 (File No. 001-16209).

99.1	Press Release issued by Arch Capital Group Ltd. on January 3, 2017.
99.2*
The historical audited consolidated financial statements of United Guaranty at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, incorporated herein by reference to Exhibit 99.1 to Arch Capital Group Ltd.’s Current Report on Form 8-K filed on September 22, 2016 (File No. 001-16209).

99.3*
The historical unaudited condensed consolidated financial statements of United Guaranty at September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015, incorporated herein by reference to Exhibit 99.1 to Arch Capital Group Ltd.’s Current Report on Form 8-K filed on November 29, 2016 (File No. 001-16209).

99.4*
Preliminary unaudited pro forma condensed combined financial statements of Arch Capital Group Ltd., giving effect to the acquisition of UG Corp, as of September 30, 2016, for the nine months ended September 30, 2016 and for the year ended December 31, 2015, incorporated by reference to “Unaudited Pro Forma Condensed Combined Financial Statements” in our preliminary prospectus supplement filed on December 1, 2016 pursuant to Rule 424(b)(2) to Arch Capital Group Ltd.’s Registration Statement on Form S-3 (Registration No. 333-202440).